UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):   September 15, 2010 (September 9, 2010)
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MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 910
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On September 9, 2010, Magnum Hunter Resources Corporation (the “Company”) amended the Certificate of Designation for the Company’s Series C Cumulative Perpetual Preferred Stock (“Series C Preferred Stock”), effective as of October 1, 2010, to provide for monthly dividend payments on the Series C Preferred Stock rather than quarterly, with the first monthly dividend payment scheduled for October 31, 2010, for the monthly dividend period commencing on October 1, 2010. A copy of the amendment to the Certificate of Designation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

 Item 9.01.    Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Certificate of Amendment of Certificate of Designation of Rights and Preferences – 10.25% Series C Cumulative Perpetual Preferred Stock filed with the Delaware Secretary of State on September 9, 2010.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: September 15, 2010	By:	/s/ Ronald D. Ormand
Name: Ronald D. Ormand
Title: Executive Vice President and CFO

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